                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1995 95-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1995 to July 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%,8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995


                                    CUSIP #'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                    TRUST ACCOUNT #3334018-0
                                    REMITTANCE DATE:  8/15/95


                                                    Total $       Per $1,000
                                                     Amount        Original
                                                 -------------   ------------
Class A Certificates
--------------------
(1)  Amount available (including Monthly
     Servicing Fee)                              $5,579,043.96

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                     207,890.73     4.42320702
          b. Class A-2 Interest                     397,800.00     6.50000000
          c. Class A-3 Interest                     265,000.00     6.62500000
          d. Class A-4 Interest                     328,000.00     6.83333333
          e. Class A-5 Remittance Rate
             (8.40%,unless Weighted Average
             Contract Rate is below 8.40%)                8.40%
          f. Class A-5 Interest                     357,000.00     7.00000000
          g. Class A-6 Remittance Rate
             (8.70%,unless Weighted Average
             Contract Rate is below 8.70%)                8.70%
          h. Class A-6 Interest                     429,113.00     7.25000000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                     .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                     .00            .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                  2,194,767.89            N/A
          a. Scheduled Principal                    585,438.16            N/A
          b. Principal Prepayments                1,297,563.51            N/A
          c. Liquidated Contracts                    64,986.38            N/A
          d. Repurchases                            246,779.84            N/A

     (6)  Pool Scheduled Principal
          Balance                               363,554,554.05   960.92066684
     (6a) Pool Factor                                .96092067
     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995
                                    Page 2


                                    CUSIP #'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                    TRUST ACCOUNT #3334018-0
                                    REMITTANCE DATE:  8/15/95


                                                    Total $       Per $1,000
                                                     Amount        Original
                                                 -------------   ------------
  (8)  Class A Percentage for such Remittance
       Date (Until Class B Cross-Over Date,
       and on each Remittance Date thereafter
       unless each Class B Principal
       Distribution Test is satisfied, equals
       Class A Principal Balance divided by
       pool Scheduled Principal Balance)                 89.65%

  (9)  Class A Percentage for the following
       Remittance Date                                   89.58%

 (10)  Class A Principal Distribution:
       a. Class A-1                               2,194,767.89    46.69718915
       b. Class A-2                                        .00            .00
       c. Class A-3                                        .00            .00
       d. Class A-4                                        .00            .00
       e. Class A-5                                        .00            .00
       f. Class A-6

 (11)  Class A-1 Principal Balance               32,214,732.05   685.41983085
(11a)  Class A-1 Pool Factor                         .68541983

 (12)  Class A-2 Principal Balance               61,200,000.00   1000.0000000
(12a)  Class A-2 Pool Factor                        1.00000000

 (13)  Class A-3 Principal Balance               40,000,000.00   1000.0000000
(13a)  Class A-3 Pool Factor                        1.00000000

 (14)  Class A-4 Principal Balance               48,000,000.00   1000.0000000
(14a)  Class A-4 Pool Factor                        1.00000000

 (15)  Class A-5 Principal Balance               51,000,000.00   1000.0000000
(15a)  Class A-5 Pool Factor                        1.00000000

 (16)  Class A-6 Principal Balance               59,188,000.00   1000.0000000
(16a)  Class A-6 Pool Factor                        1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                .00


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995
                                    Page 3


                                    CUSIP #'S 393505-FB3,FC1,FD9,FE7,FF4,FG2
                                    TRUST ACCOUNT #3334018-0
                                    REMITTANCE DATE:  8/15/95


                                                    Total $       Per $1,000
                                                     Amount        Original
                                                 -------------   ------------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

(18) 31-59 days                                   3,830,568.01            135

(19) 60 days or more                              2,277,014.61             74

(20) Current Month Repossessions                    369,532.45             14

(21) Repossession Inventory                         681,422.45             25

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in March 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                  .63%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                       .46%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                 1.05%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                       .84%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from March 1, 2000 to
         February 29, 2000, 9% from March 1, 2001 to
         February 29, 2001 and 10% thereafter)                           .004%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                       12,402.55

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995
                                    Page 4


                                    CUSIP #'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                    TRUST ACCOUNT #3334018-0
                                    REMITTANCE DATE:  8/15/95


     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
          by arithmetic average of Pool Scheduled Principal
          Balances for third preceding Remittance and for
          current Remittance Date; may not exceed 2.50%)                  .02%

(26) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 17.5%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $7,566,796.00                                              10.35%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                            CLASS M-1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995
                                    Page 5


                                    CUSIP #'S  393505-FH0
                                    TRUST ACCOUNT #3334018-0
                                    REMITTANCE DATE: 8/15/95



                                                    Total $       Per $1,000
                                                     Amount        Original
                                                 -------------   ------------
CLASS M1 CERTIFICATES
---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                              1,399,472.34

A.    Interest
 (28) Aggregate interest

      (a) Class M-1 Remittance Rate
          (9.05%, unless Weighted Average
          Contract Rate is below 9.05%)                   9.05%

      (b) Class M-1 Interest                        257,035.08     7.54166657

 (29) Amount applied to:
      a.  Unpaid Class M-1 Interest Shortfall              .00              0

 (30) Remaining:
      a.  Unpaid Class M-1 Interest Shortfall              .00              0

  B.  Principal
 (31) Formula Principal Distribution Amount
      a.  Scheduled Principal                              .00            N/A
      b.  Principal Prepayments                            .00            N/A
      c.  Liquidated Contracts                             .00            N/A
      d.  Repurchases                                      .00            N/A

 (32) Class M-1 Principal Balance                34,082,000.00  1000.00000000
(32a) Class M-1 Pool Factor                         1.00000000

 (33) Class M-1 Percentage after prior
      Remittance Date                                      .00

 (34) Class M-1 Percentage for such Remittance
      Dated                                                .00

 (35) Class M-1 Percentage for the following
      Remittance Date                                      .00

 (36) Class M-1 Principal Distribution:
      a.  Class M-1                                        .00     0.00000000

 (37) Unpaid Class M-1 Principal Shortfall
      (if any) following prior Remittance Date             .00

 (38) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995


                                    CUSIP #'S  393505-FJ6, FK3
                                    REMITTANCE DATE: 8/15/95


                                                    Total $       Per $1,000
                                                     Amount        Original
                                                 -------------   ------------
Class B1 Certificates
---------------------
 (1) Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including
     Monthly Servicing Fee)                       1,142,437.26

 (2) Class B-1 Remittance Rate (9.00% unless
     Weighted Average Contract Rate is
     below 9.00%)                                         9.00%

 (3) Aggregate Class B1 Interest                    113,610.00     7.50000000

 (4) Amount applied to Unpaid Class
     BI Interest Shortfall                                 .00            .00

 (5) Remaining unpaid Class B1
     Interest Shortfall                                    .00            .00

 (6) Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date              .00

 (7) Class B Percentage for such Remittance Date
     (until Class B Cross-over Date, and on each
     Remittance Date thereafter unless each Class
     B Principal Distribution Test is satisfied,
     equals zero.  Thereafter, if each Class B
     Principal Distribution Test is satisfied,
     equals 100% minus Class A Percentage)                 .00

(7a) Class B Percentage for the following
     Remittance Date                                       .00

 (8) Class B1 Principal (Class B Percentage of
     Formula Principal Distribution Amount)                .00

(9a) Class B1 Principal Shortfall                          .00

(9b) Unpaid Class B1 Principal Shortfall                   .00

(10) Class B Principal Balance                   37,869,822.00

(11) Class B1 Principal Balance                  15,148,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995
                                    Page 2


                                    CUSIP #'S  393505-FJ6, FK3
                                    REMITTANCE DATE: 8/15/95


                                                    Total $       Per $1,000
                                                     Amount        Original
                                                 -------------   ------------
Class B2 and C Certificates
--------------------------
(12) Remaining Amount Available                   1,028,827.26
(13) Class B-2 Remittance Rate (9.20%
     unless Weighted Average Contract
     Rate is less than 9.20%)                             9.20%

(14) Aggregate Class B2 Interest                    174,200.64     7.66666687

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                 .00            .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                    .00            .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date              .00

(18) Class B2 Principal Liquidation Loss Amount            .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                            .00

(20) Guarantee Payment                                     .00

(21) Class B2 Principal Balance                  22,721,822.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     and Class B1 and B2 Distribution Amount;
     if the Company is the Servicer)                152,395.55

(23) 3% Guarantee Fee                               702,231.07

(24) Class C Residual Payment                             0.00

(25) Repossessed Contracts                          369,532.45

(26) Repossessed Contracts Remaining
     in Inventory                                   681,422.45

(27) Weighted Average Contract Rate                   11.85386

                                     GTFC
                                    1995-1
                                  July, 1995
                              Defaulted Contracts



                                                       Estimated
                                        Repurchase      Loss at
Account#     Principal     Interest       Amount       Sale Date
--------     ---------     --------     ----------     ---------
29312778     27,006.28      191.96       27,198.24      7,750.20
57313884     37,980.10      269.97       38,250.07      4,652.35
            ----------     -------      ----------    ----------

TOTALS      $64,986.38     $461.93      $65,448.31    $12,402.55
            ==========     =======      ==========    ==========

                                     GTFC
                                    1995-1
                                  July, 1995
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties


                                                  Repurchase
Account#        Principal        Interest            Amount
--------        ---------        --------        -----------

43415325         77,702.42         552.33          78,254.75
52408301         74,305.98         528.19          74,834.17
57413616         41,447.26         294.62          41,741.88
57413633         53,324.18         379.05          53,703.23
               -----------       --------        -----------

TOTALS         $246,779.84       $1754.19        $248,534.03
               ===========       ========        ===========